UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2012

Archipelago Learning, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34555	27-0767387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3232 McKinney Avenue, Suite 400, Dallas, Texas	75204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-419-3191

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The Company entered into that certain Amendment No. 8 to Credit Agreement (the “Amendment”), dated as of March 2, 2012, by and among Archipelago Learning, LLC as borrower (the “Borrower”), AL Midco, LLC, Archipelago International Holdings and Education City Inc. as the other credit parties (the “Other Credit Parties”), General Electric Capital Corporation, Newstar Trust 2005-1, Newstar Commercial Loan Trust 2006-1, Newstar Commercial Loan Trust 2007-1, Newstar Loan Funding, LLC, Newstar Credit Opportunities Funding II Ltd. and BMO Capital Markets Financing, Inc. as lenders (the “Consenting Lenders”) and General Electric Capital Corporation as agent for the lenders (the “Agent”). Such amendment permits a capital contribution to Archipelago Learning Holdings UK, Ltd. of inter-company loans previously made by Archipelago International Holdings, Inc., as lender, to Archipelago Learning Holdings UK, Ltd., as borrower. A copy of the Amendment is filed herewith as Exhibit 10.1.

Item 2.02	Results of Operations and Financial Condition.

On March 5, 2012, Archipelago Learning, Inc. (the “Company”) issued a press release announcing its consolidated financial results for the fourth quarter and year ended December 31, 2011. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 8 to Credit Agreement dated March 2, 2012, among Archipelago Learning, LLC, AL Midco, LLC, Archipelago International Holdings, Education City Inc., General Electric Capital Corporation, Newstar Trust 2005-1, Newstar Commercial Loan Trust 2006-1, Newstar Commercial Loan Trust 2007-1, Newstar Loan Funding, LLC, Newstar Credit Opportunities Funding II Ltd., BMO Capital Markets Financing, Inc., and General Electric Capital Corporation.

99.1	Press Release of Archipelago Learning, Inc., dated March 5, 2012, announcing its earnings for the fourth quarter and year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Archipelago Learning, Inc.

March 5, 2012	By:	/s/ Mark S. Dubrow
Name: Mark S. Dubrow
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Amendment No. 8 to Credit Agreement dated March 2, 2012, among Archipelago Learning, LLC, AL Midco, LLC, Archipelago International Holdings, Education City Inc., General Electric Capital Corporation, Newstar Trust 2005-1, Newstar Commercial Loan Trust 2006-1, Newstar Commercial Loan Trust 2007-1, Newstar Loan Funding, LLC, Newstar Credit Opportunities Funding II Ltd., BMO Capital Markets Financing, Inc., and General Electric Capital Corporation.

99.1	Press Release of Archipelago Learning, Inc., dated March 5, 2012, announcing its earnings for the fourth quarter and year ended December 31, 2011.